SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 4, 1996.




                        NATIONAL COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                   0 -3713                41-0850527
State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)


11000 Prairie Lakes Drive, Eden Prairie, Minnesota             55344
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:   (612) 829-3000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

     Reference is made to the press releases issued by National Computer Systems, Inc. on March 4, 1996, copies of which are attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Releases, dated March 4, 1996



Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 13, 1996

                                                 NATIONAL COMPUTER SYSTEMS, INC.



                                                 By:  /s/ J. W. Fenton, Jr.
                                                      J.W. Fenton, Jr.
                                                      Secretary and Treasurer



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INDEX TO EXHIBITS

Exhibits

   99                 Press Releases, dated March 4, 1996